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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 1996


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1996-1)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-7569                  13-3416059
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(State or Other Jurisdiction       (Commission            (I.R.S. Employer
of Incorporation)                  File Number)           Identification Number)

Two World Financial Center
NEW YORK, NEW YORK                                             10048
- --------------------------                                   ----------
(Address of Principal                                        (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 449-1000
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                                       -2-


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:



                      Item 601(a) of
                      Regulation S-K
Exhibit No.           Exhibit No.                      Description
- -----------           -----------                      -----------

     1                       23               Consent of Independent Accountants





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 27, 1996

                                      MERRILL LYNCH MORTGAGE
                                      INVESTORS, INC.




                                      By: /s/ Michael M. McGovern
                                         ---------------------------------------
                                      Name:
                                      Title:





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                                INDEX TO EXHIBITS



     Exhibit No.                 Description                               Page
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         1             Consent of Coopers & Lybrand L.L.P.                  6